Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended June 30, 2011

Accounting Method:            ☒ Accrual Basis            ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.
Mark One Box for Each
Required Document:

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 7/25/11	Print Name:	Joel I. Sher

	Signature:	/s/ Joel I. Sher

	Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     6/1/2011     to     6/30/2011

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$108,494,733	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,718		27,443,870
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		22,823,472

Total Cash Receipts	$1,718		$148,672,855

3. Cash Disbursements
Operations	301,547		21,352,204
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	665,381		18,114,095
Other			18,525,000

Total Cash Disbursements	$966,928		$57,991,299

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(965,210)		90,681,556

5. Ending Cash Balance (to Form 2-C)	$107,529,523	(3)	$107,529,523	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$6,301,861		—	$92,348	6,209,513
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,521		—	—	5,521
xxxxxxx2954	New Mexico Bank & Trust	46,606		—	30	46,576
xxxxxxx2989	New Mexico Bank & Trust	3,303		—	—	3,303
xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,932,667		—	—	4,932,667
xxxxxxx9638	The Bank of New York Mellon	1,002	(4)	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—		—	—	—
xxxxxxx0989	Bank of America	95,884,548		—	—	95,884,548

		$107,621,901		$—	$92,376	$107,529,523	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	TMST, Inc. did not receive a June 2011 statement. The May 2011 statement is included in Exhibit A.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/1/2011	WIRE	ADP Inc.	Payroll - Direct deposits	$24,174
6/2/2011	WIRE	ADP, Inc.	Payroll taxes	12,058
6/3/2011	WIRE	Goldin Associates, LLC	Professional services	255,901
6/3/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	317,252
6/3/2011	WIRE	Tydings & Rosenberg LLP	Professional services	14,025
6/3/2011	WIRE	KPMG LLP	Professional services	9,431
6/3/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	48,637
6/3/2011	WIRE	J.H. Cohn LLP	Professional services	7,070
6/15/2011	7396	TBConsulting	Contract Services	64,630
6/15/2011	7397	Bravo Technical Resources	Contract Services	6,519
6/15/2011	7398	Qwest	Information Services	121
6/15/2011	7399	FedEX	Shipping	748
6/15/2011	7400	First Interstate Plaza	Office Lease_Rent	4,767
6/15/2011	7401	RR Donnelley Receivables, Inc	EDGAR Filings	3,760
6/15/2011	7402	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	5,117
6/15/2011	7403	Crystal Springs	Office Supplies	60
6/15/2011	7404	Iron Mountain Information Management	Document Storage	1,410
6/15/2011	7405	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
6/15/2011	7406	TMST Employee	Expense reimbursement	87
6/15/2011	7407	Verizon Wireless	Information Services	747
6/15/2011	7408	TMST Employee	Expense reimbursement	413
6/15/2011	7409	Hotel Santa Fe	Contract Services	366
6/15/2011	7410	Blue Chip Insurance Agency	Workers’ Compensation Insurance	4,224
6/15/2011	WIRE	ADP Inc.	Payroll - Direct deposits	24,385
6/16/2011	7411	TMST Employee	Expense reimbursement	999
6/16/2011	7412	LexisNexis Matthew Bender	Information Services	12,391
6/16/2011	WIRE	ADP, Inc.	Payroll taxes	11,440
6/28/2011	7413	Epiq Bankruptcy Solutions, LLC	Professional services	13,066
6/28/2011	7414	FedEX	Shipping	983
6/28/2011	7415	Blue Chip Insurance Agency	General Liability Insurance	5,455
6/28/2011	7416	tw telecom	Information Services	1,299
6/28/2011	7417	AT&T TeleConferenceServices	TeleConference Service	38
6/28/2011	7418	TMST Employee	Expense reimbursement	184
6/28/2011	7419	CT Corporation System	Maryland Domestic Representation	365
6/28/2011	7420	First Interstate Plaza	Office Lease_Rent	5,337
6/28/2011	7421	Qwest	Information Services	119
6/28/2011	7422	TBConsulting	Contract Services	42,654
6/29/2011	7423	Pandesa Corporation	Information Services	19,943
6/29/2011	WIRE	ADP Inc.	Payroll - Direct deposits	27,852
6/30/2011	WIRE	ADP, Inc.	Payroll taxes	13,412

			Total Cash Disbursements	$964,013	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/27/2011	Wells Fargo Bank	Credit Risk Advisor Fee	$793
6/27/2011	Wells Fargo Bank	Credit Risk Advisor Fee	340
6/27/2011	US Bank	Credit Risk Advisor Fee	567
6/27/2011	Wells Fargo Bank	Reinvestment Income	17

		Total Cash Receipts	$1,718	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/15/2011	15545	MIDCON Data Services LLC	Document Storage	$2,065
6/15/2011	15546	Pepper Hamilton LLP	Professional services	630

			Total Cash Disbursements	$2,695	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/10/2011	ACH	ADP Financial Services	Payroll processing	$91
6/17/2011	ACH	ADP Financial Services	Payroll processing	42
6/24/2011	ACH	ADP Financial Services	Payroll processing	91

			Total Cash Disbursements	$225	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/30/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

	0000	0000	0000	0000
Date	Check No.	Payee	Description (Purpose)	Amount
6/7/2011		New Mexico Bank & Trust	Bank Fee Credit from 4/14/2011	$-5

			Total Cash Disbursements	$-5	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     6/1/2011     to     6/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     June 30, 2011

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$107,529,523	$16,848,967
Accounts Receivable (from Form 2-E)		920,942	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,138,787	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		109,589,252	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,201,340	533,109

Net Fixed Assets		—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$109,209,482	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$769,710	$—
Post-petition Accrued Professional Fees (from Form 2-E)		4,436,428	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,296,287	—
		—

Total Post Petition Liabilities		8,502,425	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,750,874	3,664,898,118

Total Pre Petition Liabilities		3,421,750,874	3,664,898,118

TOTAL LIABILITIES		3,430,253,299	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)		(6,362,780)	—

TOTAL OWNERS’ EQUITY		(3,321,043,817)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$109,209,482	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:     June 1, 2011     to     June 30, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,680
Mortgage servicing income	1,718	21,794,472

Net Operating Revenue	1,718	27,432,152

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,718	28,627,228

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	197,362	27,009,455
Rents and Leases	4,767	921,372
Depreciation, Depletion and Amortization	—	668,240
Other (list):	—	—
	—	—

Total Operating Expenses	202,129	29,494,457

Operating Income / (Loss)	(200,411)	(867,229)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	605,990	22,246,133
Other Reorganization Expense	183	651,468

Total Reorganization Expenses	606,173	22,897,601

Net Income / (Loss) Before Income Taxes	(806,584)	(6,703,831)

Federal and State Income Tax Expense / (Benefit) (5)	—	(341,051)

NET INCOME / (LOSS)	$(806,584)	$(6,362,780)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $17.9 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $13.4 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     June 1, 2011      to     June 30, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal	$—	$7,213	$7,213	6/2/2011	Wire	$—
		7,078	7,078	6/16/2011	Wire	—
		8,839	8,839	6/30/2011	Wire

State	—	1,494	1,494	6/2/2011	Wire	—
		1,488	1,488	6/16/2011	Wire	—
		1,757	1,757	6/30/2011	Wire
			—

FICA Tax Withheld	—	1,449	1,449	6/2/2011	Wire	—
		1,256	1,256	6/16/2011	Wire	—
		1,238	1,238	6/30/2011	Wire

Employer’s FICA Tax	—	1,902	1,902	6/2/2011	Wire	—
		1,618	1,618	6/16/2011	Wire	—
		1,554	1,554	6/30/2011	Wire

Unemployment Tax
Federal	—		—			—
			—
State	—	25	25	6/30/2011	Wire	—
			—			—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—					—

TOTALS	$—	$36,911	$36,911			$—

INSURANCE SCHEDULE

Premiums
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation (1)	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2012
Property (Fire, Theft) (2)	N/A
Vehicle (2)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Effective July 1, 2011, Workers’s Compensation will be carried by The Cincinnati Insurance Co.
(2)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     6/1/2011     to     6/30/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts		Post Petition
Due	Receivable (1)		Accounts Payable (2)

Under 30 days	$18,402		$707,155
30 to 60 days	—		698,240
61 to 90 days	—		942,330
91 to 120 days	—		233,074
Over 120 days	492,676		2,625,337
Unavailable	283,719	(3)

Total Post Petition	794,797

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	920,942
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$920,942

	Total Post Petition
	Accounts Payable		$5,206,138

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)

Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	70,000	62,662		393,731
Unsecured Creditors’ Financial Advisor	—	—	7,070		13,806
Chapter 11 Trustee (4)	—	75,000	—		1,500,000
Trustee’s Counsel	—	250,000	317,252		1,115,081
Trustee’s Financial Advisor	—	200,000	255,901		913,925
Trustee’s Tax Advisor (5)	—	15,000	9,430		34,858
Claims Agent	—	7,500	13,066		15,119

Total	$410,304	$617,500	$665,381		$4,436,428

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     6/1/2011     to     6/30/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     June 30, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.

1. Disbursements made in calendar quarter
April 2011	$628,948
May 2011	798,552
June 2011	966,928

Quarterly Total	$2,394,428

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of June 30, 2011

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable

Pandesa Corporation		6/1/2011	$18,402	$18,402	$—	$—	$—	$—	$—
Reimbursement Simmons_FedEx (1)		8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$794,797	$18,402	$—	$—	$—	$492,676	$283,719

Pre Petition		Date	Amount
Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of June 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days

Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of June 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000
Adfitech	12/31/10	50,846	—	—	—	—	50,846
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	01/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	01/31/11	49,639	—	—	—	—	49,639
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
KPMG LLP	01/31/11	1,238	—	—	—	—	1,238
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	—	—	—	5,860
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	—	—	68,211
Tydings & Rosenberg LLP	01/31/11	6,608	—	—	—	—	6,608
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	02/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	02/28/11	47,377	—	—	—	—	47,377
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	6,752	—	—	—	—	6,752
Shapiro Sher Guinot & Sandler	02/28/11	52,721	—	—	—	—	52,721
Tydings & Rosenberg LLP	02/28/11	4,769	—	—	—	—	4,769
American Stock Transfer & Trust	03/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	03/31/11	63,042	—	—	—	63,042	—
J.H. Cohn LLP	03/31/11	1,737	—	—	—	1,737	—
KPMG LLP	03/31/11	2,358	—	—	—	2,358	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	11,434	—	—	—	11,434	—
Shapiro Sher Guinot & Sandler	03/31/11	76,205	—	—	—	76,205	—
Tydings & Rosenberg LLP	03/31/11	3,299	—	—	—	3,299	—
American Stock Transfer & Trust	04/01/11	5,775	—	—	5,775	—	—
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	04/30/11	317,171	—	—	317,171	—	—
Quinn Emanuel Urquhart Oliver & Hedges	04/30/11	133,650	—	—	133,650	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of June 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Shapiro Sher Guinot & Sandler	04/30/11	398,405	—	—	398,405	—	—
Tydings & Rosenberg LLP	04/30/11	12,330	—	—	12,330	—	—
American Stock Transfer & Trust	05/01/11	5,775	—	5,775	—	—	—
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	05/31/11	7,619	—	7,619	—	—	—
Goldin Associates, LLC	05/31/11	236,696	—	236,696	—	—	—
J.H. Cohn LLP	05/31/11	8,320	—	8,320	—	—	—
KPMG LLP	05/31/11	16,263	—	16,263	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/11	68,393	—	68,393	—	—	—
Shapiro Sher Guinot & Sandler	05/31/11	269,539	—	269,539	—	—	—
Tydings & Rosenberg LLP	05/31/11	10,636	—	10,636	—	—	—
American Stock Transfer & Trust	06/01/11	5,775	5,775	—	—	—	—
FrontBridge Technologies, Inc.	06/28/11	2,575	2,575	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	06/30/11	7,500	7,500	—	—	—	—
Goldin Associates, LLC	06/30/11	200,000	200,000	—	—	—	—
KPMG LLP	06/30/11	15,000	15,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/11	60,000	60,000	—	—	—	—
Shapiro Sher Guinot & Sandler	06/30/11	250,000	250,000	—	—	—	—
Tydings & Rosenberg LLP	06/30/11	10,000	10,000	—	—	—	—
Crystal Springs	06/30/11	43	43	—	—	—	—
Hotel Santa Fe	06/30/11	183	183	—	—	—	—
TBConsulting	06/30/11	4,555	4,555	—	—	—	—
TBConsulting	06/30/11	35,591	35,591	—	—	—	—
TBConsulting	06/30/11	8,221	8,221	—	—	—	—
Walsh,Anderson,Brown,Aldridge & Gallegos, P.C.	06/30/11	3,987	3,987	—	—	—	—
Office of the U.S. Trustee	06/30/11	10,725	10,725	—	—	—	—
Payroll Accrual	06/30/11	18,000	18,000	—	—	—	—

Post Petition Accounts Payable		5,206,138	707,155	698,240	942,330	233,074	2,625,337

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending June 30, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.